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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549



                                   Form 8-K



                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15(d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934



       Date of Report (date of earliest event reported) June 20, 1997
                                                        -------------



                          TeleSpectrum Worldwide Inc.
                      -------------------------------------------
             (Exact name of registrant as specified in its Charter)


    Delaware                   0-21107                  23-2845501
------------------     -----------------------    ---------------------
 (State or other       (Commission File Number)        (IRS Employer
 jurisdiction of                                  Identification Number)
 incorporation or
 organization)




                                 443 South Gulph Road
                              King of Prussia, PA  19406
                                   (610) 878-7400
                  ---------------------------------------------
                   (Address, including zip code, and telephone
                     number [including area code] of registrant's
                           principal executive office)



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Item 5. Other Events
        ------------

        Exhibit
        -------
        Press Release Dated June 20, 1997

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                                   SIGNATURE
                                   ---------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                              TELESPECTRUM WORLDWIDE INC.


                                              BY: /s/ Richard C. Schwenk, Jr.
                                                  -------------------------
                                                  Richard C. Schwenk, Jr.
                                                  Executive Vice President and
                                                  Chief Financial Officer



June 25, 1997